UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21321

                          Pioneer Municipal High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30, 2020


Date of reporting period:  May 1, 2019 through October 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                             Pioneer Municipal High
                             Income Trust

--------------------------------------------------------------------------------
                             Semiannual Report | October 31, 2019
--------------------------------------------------------------------------------

                             Ticker Symbol:   MHI

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                             [LOGO]   Amundi Pioneer
                                      ==============
                                    ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     13

Performance Update                                                           14

Schedule of Investments                                                      15

Financial Statements                                                         25

Financial Highlights                                                         28

Notes to Financial Statements                                                30

Approval of Investment Management Agreement                                  39

Trustees, Officers and Service Providers                                     44

            Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

            Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 3

Portfolio Management Discussion | 10/31/19

The municipal bond market generated solidly positive results over the six-month period ended October 31, 2019, buoyed by strong flows into municipal bond funds from both domestic and international investors. In the following interview, David Eurkus and Jonathan Chirunga discuss the factors that influenced the performance of Pioneer Municipal High Income Trust during the six-month period. Mr. Eurkus, a Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer Asset Management (Amundi Pioneer), and Mr. Chirunga, a Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Trust.

Q How did Pioneer Municipal High Income Trust perform during the six-month period ended October 31, 2019?

A     Pioneer Municipal High Income Trust returned 4.95% at net asset value
      (NAV) and 4.34% at market price during the six-month period ended October 31, 2019. During the same six-month period, the Trust's benchmarks, the Bloomberg Barclays U.S. Municipal High Yield Bond Index and the Bloomberg Barclays Municipal Bond Index, returned 5.28% and 3.54% at NAV, respectively. The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of lower-rated municipal bonds, while the Bloomberg Barclays Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Trust, the two indices do not use leverage. While use of leverage increases investment opportunity, it also increases investment risk.

      During the same six-month period, the average return at NAV of the 15 closed-end funds in Morningstar's High Yield Municipal Debt Closed End Funds category (which may or may not be leveraged) was 4.42%, and the average return at market price of the 15 closed-end funds in the same Morningstar category was 5.78%.

      The shares of the Trust were selling at a 6.4% discount to NAV on October 31, 2019. Comparatively, the shares of the Trust were selling at a 5.8% discount to NAV on April 30, 2019.

      On October 31, 2019, the standardized 30-day SEC yield of the Trust's shares was 2.59%*.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

Q How would you describe the investment environment in the municipal bond market during the six-month period ended October 31, 2019?

A The investment environment for municipal bonds was extremely favorable over the six-month period. Several factors contributed to the positive conditions in the municipal market, including declines in medium- and longer-term U.S. Treasury rates and a shift to a more accommodative stance on monetary policy by the U.S. Federal Reserve System (Fed), which lowered interest rates three times, in July, September, and the end of October, after increasing rates several times during 2018. Strong demand for tax-free bonds in a market with limited supply and the continuing effects on the municipal market from the U.S. tax legislation passed in late 2017 were other positive drivers of solid performance of municipal bonds over the six-month period.

      Fixed-income yields fell during the six-month period on investor concerns over how U.S.-China trade tensions would hurt the already slowing global economy. Aside from the Fed's three rate cuts, other global central banks, including the European Central Bank, also reacted to trade concerns by enacting stimulus measures such as interest-rate reductions and bond purchases. The spring and summer saw periods when the Treasury yield curve inverted for the first time since 2007, as long-term rates declined and the curve took on a negative slope. The historical perception of an inverted yield curve is that it is often a leading indicator of an economic downturn or a prolonged slowdown, and so that development only served to increase uncertainty in the markets.

      During the six-month period, the municipal bond market benefited from steady investor demand as inflows to tax-free municipal funds surged and remained strong. As noted earlier, the U.S. tax bill passed in December 2017 (effective January 1, 2018) has provided a boost to the tax-free bond market. Under the terms of the legislation, interest income earned on "advance refunding bonds" issued on or after the law's effective date is now considered taxable, whereas prior to the law's passage, the interest income was considered tax exempt. Advance refunding bonds are issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond's maturity date. Traditionally, municipalities have issued advance refunding bonds to refinance debt at lower rates and to delay repayment of principal. The elimination of the tax exemption on interest

            Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 5 income earned on advance refunding bonds has made such bonds a less attractive investment option and has effectively removed approximately one quarter of the prior municipal supply from the tax-exempt marketplace. That, in turn, has helped drive up the prices of tax-free bonds. In addition, the concurrently enacted federal limits on state and local tax
      (SALT) deductions by taxpayers -- now capped at $10,000 -- have dramatically increased demand for municipal investments in high tax states.

      State and local governments enjoyed strong tax collections and revenues over the period, but reduced federal spending on infrastructure has forced municipalities to finance more of their own infrastructure projects. Much of the spending has been in cash rather than from municipal financing because of state officials' concerns about a possible U.S. economic slowdown, given that many states with large amounts of outstanding municipal debt were caught off guard by the last big downturn a decade ago. The use of cash instead of financing has negatively affected municipal supply.

      In light of negative yields available on a host of fixed-income investments internationally, the tax-exempt bond market not only saw demand from traditional investors during the six-month period, but also from non-traditional buyers, including global insurance companies looking for relative safety, a low default rate, and attractive bond valuations versus taxable bonds.

      In late September through early October, the recent trend of declining rates was briefly interrupted due to several factors, including rumors that a U.S./China trade deal was imminent, Fed Chairman Powell's statement that rate reductions by the Fed would be "on hold" in the months to come, and an increase in issuance of taxable municipal bonds. Rates then resumed their downward trend, especially in light of the fact that a U.S./China trade deal once again failed to materialize.

Q What factors affected the Trust's performance relative to the Bloomberg Barclays municipal bond indices during the six-month period ended October 31, 2019?

A We maintained a well-diversified** portfolio during the six-month period, with exposures to both investment-grade and high-yield municipal bonds. The diversification helped the Trust's NAV return to outperform the Bloomberg Barclays Municipal Bond Index, which tracks investment-grade municipals, even as the Trust's NAV return lagged that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

**    Diversification does not assure a profit nor protect against loss.

6 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

      During the six-month period, holdings of District of Columbia (D.C.) tobacco bonds funded by a Master Settlement Agreement between the tobacco industry and the District, as well as two sets of Massachusetts education bonds, were the biggest contributors to the Trust's benchmark-relative performance. The D.C. tobacco bonds rose in price on market-driven improvement, as tobacco bonds in general appreciated over the six-month period. In addition, the D.C. tobacco bonds are zero coupons, which can potentially offer investors more yield than tobacco bonds with regular coupons (interest payments). The Massachusetts holdings are longer-duration bonds with no call provisions that benefited from the declining interest-rate environment over the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      Conversely, the portfolio's holdings of bonds of continuing care retirement facilities (CCRC's) in Carmel, Indiana, Bartlett, Illinois, and Langhorne Manor, Pennsylvania detracted most from the Trust's benchmark-relative returns. All three bonds declined in value during the six-month period due to credit-quality deterioration. With regard to the Carmel bond, we were in the process of selling the position from the Trust's portfolio during the period, which further drove down the bond price. The portfolio still holds the Bartlett CCRC bond, which is currently going through a restructuring into a lower-coupon issue. Finally, the Langhorne Manor CCRC bond's deterioration was due primarily to continuing legal challenges.

Q Did the Trust's distributions*** to shareholders change during the six-month period ended October 31, 2019?

A     No, the Trust's distributions remained the same over the six-month period.

Q Did the level of leverage in the Trust change during the six-month period ended October 31, 2019?

A The level of leverage in the Trust remained consistent during the six-month period. As of October 31, 2019, 29.8% of the Trust's total managed assets were financed by leverage obtained through the issuance of Variable Rate Muni Fund Term Preferred Shares, compared with 30.3% of the Trust's total managed assets financed by leverage at the start of the period on May 1, 2019. The slight change in the percentage of the Trust's total managed assets financed by leverage during the six-month period was the result of an increase in the value of the Trust's total managed assets.

***   Distributions are not guaranteed.

            Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 7

Q Did the Trust invest in any derivative securities during the six-month period ended October 31, 2019?

A No, the Trust did not invest in derivative securities during the six-month period.

Q     What is your investment outlook?

A Our outlook for the investment-grade and high-yield municipal markets remains positive. We believe that healthy demand from both traditional and non-traditional investors drawn to the market by the attractive value of municipal bonds -- as compared with taxable debt -- can continue to outstrip limited new-issue supply and help to support the prices of higher-yielding securities. At the same time, we think that the U.S. economy should continue to grow at a modest pace without an accompanying acceleration in inflation.

      Given that economic scenario, we believe municipal bonds with solid credit characteristics should remain strong performers going forward. However, we also believe that escalating trade disputes between the U.S. and its key trading partners as well as other geopolitical events could spur additional volatility within financial markets in the coming months.

      Consistent with our investment discipline in managing the Trust, we intend to focus on intensive, fundamental research when selecting individual bond issues, while maintaining a close watch on any economic factors that could influence the broad municipal market. We do not anticipate any significant changes to either the portfolio's positioning or structure in the near future.

8 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

Please refer to the Schedule of Investments on pages 15-24 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

When interest rates rise, the prices of debt securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Trust generally will rise.

A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

By concentrating in municipal securities, the Trust is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for the holders of common shares.

            Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 9

The Trust is required to maintain certain regulatory, rating agency and other asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time, which is likely to result in a decrease in the market value of the Trust's shares.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

Portfolio Summary | 10/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

General Obligation                                                         34.8%
Education Revenue                                                          19.3%
Health Revenue                                                             15.3%
Tobacco Revenue                                                             9.3%
Development Revenue                                                         8.5%
Transportation Revenue                                                      5.3%
Water Revenue                                                               4.8%
Facilities Revenue                                                          1.5%
Utilities Revenue                                                           1.1%
Other Revenue                                                               0.1%

State Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Illinois                                                                   9.91%
Massachusetts                                                              9.73%
Washington                                                                 7.24%
New York                                                                   6.93%
Texas                                                                      6.31%
Virginia                                                                   5.79%
California                                                                 4.91%
Wisconsin                                                                  4.48%
District of Columbia                                                       3.81%
Ohio                                                                       3.77%
Minnesota                                                                  3.53%
Florida                                                                    3.40%
Connecticut                                                                2.42%
Pennsylvania                                                               2.35%
Georgia                                                                    2.27%
Michigan                                                                   2.21%
Arizona                                                                    2.04%
Rhode Island                                                               2.04%
New Jersey                                                                 1.71%
Oregon                                                                     1.66%
Colorado                                                                   1.62%
Maine                                                                      1.58%
North Carolina                                                             1.45%
Kentucky                                                                   1.25%
Idaho                                                                      1.22%
New Mexico                                                                 1.02%
Puerto Rico                                                                0.92%
Indiana                                                                    0.90%
South Carolina                                                             0.79%
North Dakota                                                               0.67%
Mississippi                                                                0.57%
Louisiana                                                                  0.56%
Maryland                                                                   0.36%
Utah                                                                       0.29%
New Hampshire                                                              0.26%
Montana                                                                    0.03%

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 11

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Metropolitan Pier & Exposition Authority, McCormick Place, 5.65%, 6/15/22
    (NATL-RE Insured)                                                                                   4.11%
-------------------------------------------------------------------------------------------------------------
 2. State of Washington, Motor Vehicle Sales Tax, Series C, 6/1/22 (NATL Insured)                       3.37
-------------------------------------------------------------------------------------------------------------
 3. Massachusetts Development Finance Agency, WGBH Foundation, Series A,
    5.75%, 1/1/42 (AMBAC Insured)                                                                       2.67
-------------------------------------------------------------------------------------------------------------
 4. New York State Dormitory Authority, Series A, 4.0%, 7/1/41                                          2.20
-------------------------------------------------------------------------------------------------------------
 5. New York State Dormitory Authority, Series C, 5.0%, 3/15/39                                         2.07
-------------------------------------------------------------------------------------------------------------
 6. Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40               1.77
-------------------------------------------------------------------------------------------------------------
 7. State of Minnesota, Series B, 4.0%, 8/1/27                                                          1.71
-------------------------------------------------------------------------------------------------------------
 8. Tobacco Securitization Authority of Southern California, Series A-1, 5.0%, 6/1/37                   1.64
-------------------------------------------------------------------------------------------------------------
 9. District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40               1.54
-------------------------------------------------------------------------------------------------------------
10. Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-2, 6.5%, 6/1/47              1.50
-------------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

Prices and Distributions | 10/31/19

Market Value per Common Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    10/31/19                 4/30/19
--------------------------------------------------------------------------------
       Market Value                  $12.13                   $11.91
--------------------------------------------------------------------------------
       Discount                      (6.4)%                   (5.8)%
--------------------------------------------------------------------------------

Net Asset Value per Common Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    10/31/19                 4/30/19
--------------------------------------------------------------------------------
     Net Asset Value                 $12.96                   $12.65
--------------------------------------------------------------------------------

Distributions per Common Share:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net Investment       Short-Term        Long-Term
                               Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
   5/1/19 -- 10/31/19         $0.3000              $ --              $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    10/31/19                 4/30/19
--------------------------------------------------------------------------------
   30-Day SEC Yield                  2.59%                    3.47%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com/us.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 13

Performance Update | 10/31/19

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Trust during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of October 31, 2019)
-------------------------------------------------------------
                                                  BBG
                                     BBG          Barclays
                                     Barclays     U.S.
                 Net                 Municipal    Municipal
                 Asset               Bond         High Yield
                 Value     Market    Index        Bond Index
Period           (NAV)     Price     (NAV)        (NAV)
-------------------------------------------------------------
10 years          6.93%     6.19%    4.40%         7.18%
5 years           5.05      1.16     3.55          6.11
1 year           12.13     18.48     9.42         11.65
-------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Municipal    Bloomberg Barclays     Bloomberg Barclays U.S. Municipal
           High Income Trust    Municipal Bond Index   High Yield Bond Index
10/09      $10,000              $10,000                $10,000
10/10      $11,698              $10,778                $11,386
10/11      $12,184              $11,185                $11,769
10/12      $14,197              $12,195                $13,762
10/13      $13,639              $11,986                $13,415
10/14      $15,280              $12,922                $14,869
10/15      $16,135              $13,293                $15,293
10/16      $17,143              $13,832                $16,610
10/17      $17,329              $14,136                $17,107
10/18      $17,433              $14,063                $17,918
10/19      $19,549              $15,388                $20,005

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg Barclays High Yield Municipal Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in the indices.

14 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

Schedule of Investments | 10/31/19 (unaudited)

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 139.4%
                      DEBTORS IN POSSESSION FINANCING -- 0.0%+
                      of Net Assets(a)
                      Building Materials -- 0.0%+
     89,114           Texas Pellets, Inc./German Pellets Texas LLC, 8.0%,
                      9/30/18 (144A)                                                      $      89,114
     26,324           Texas Pellets, Inc./German Pellets Texas LLC, 8.0%,
                      8/1/19 (144A)                                                              26,325
                                                                                          -------------
                      Total Building Materials                                            $     115,439
-------------------------------------------------------------------------------------------------------
                      TOTAL DEBTORS IN POSSESSION FINANCING
                      (Cost $115,439)                                                     $     115,439
-------------------------------------------------------------------------------------------------------
                      TAX EXEMPT OBLIGATIONS -- 139.4%
                      of Net Assets(b)
                      Arizona -- 2.8%
  1,000,000           Arizona Industrial Development Authority, Bridgewater
                      Avondale Project, 5.375%, 1/1/38                                    $   1,046,290
  4,000,000(c)        City of Phoenix, 5.0%, 7/1/27                                           4,932,400
  2,250,000           City of Phoenix, Industrial Development Authority, 3rd &
                      Indian School Assisted Living Project, 5.4%, 10/1/36                    2,407,478
     24,000           County of Pima, Industrial Development Authority, Arizona
                      Charter Schools Project, Series C, 6.75%, 7/1/31                           24,089
                                                                                          -------------
                      Total Arizona                                                       $   8,410,257
-------------------------------------------------------------------------------------------------------
                      California -- 6.8%
 10,000,000(d)        California County Tobacco Securitization Agency, Capital
                      Appreciation, Stanislaus County, Subordinated,
                      Series A, 6/1/46                                                    $   2,126,000
  1,450,000           California Enterprise Development Authority, Sunpower
                      Corp., 8.5%, 4/1/31                                                     1,518,730
    530,000           California Municipal Finance Authority, Santa Rosa Academy
                      Project, Series A, 5.75%, 7/1/30                                          563,878
  1,625,000(e)        California School Finance Authority, Classical Academies
                      Project, Series A, 7.375%, 10/1/43                                      1,912,056
  1,400,000           California Statewide Communities Development Authority,
                      Lancer Plaza Project, 5.625%, 11/1/33                                   1,516,984
  2,000,000(c)        Los Angeles Community College District, Series G, 4.0%,
                      8/1/39                                                                  2,180,800
  1,605,000           Los Angeles County Metropolitan Transportation Authority,
                      Series A, 5.0%, 7/1/30                                                  2,017,485
  1,500,000(c)        State of California, 3.0%, 10/1/33                                      1,621,155
  6,750,000           Tobacco Securitization Authority of Southern California,
                      Series A-1, 5.0%, 6/1/37                                                6,751,485
                                                                                          -------------
                      Total California                                                    $  20,208,573
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 15

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                      Colorado -- 2.3%
  2,180,000           Board of Water Commissioners City & County of Denver,
                      4.0%, 9/15/42                                                       $   2,448,162
  1,500,000(e)        Colorado Educational & Cultural Facilities Authority, Rocky
                      Mountain Classical Academy Project, 8.0%, 9/1/43                        1,869,510
  1,665,000(f)        Tender Option Bond Trust Receipts/Certificates, RIB, 0%,
                      6/1/39 (144A)                                                           2,336,744
                                                                                          -------------
                      Total Colorado                                                      $   6,654,416
-------------------------------------------------------------------------------------------------------
                      Connecticut -- 3.4%
  3,470,000           Mohegan Tribal Finance Authority, 7.0%, 2/1/45 (144A)               $   3,563,239
  5,000,000(c)        State of Connecticut, Series E, 4.0%, 9/1/30                            5,392,850
  1,000,000           Town of Hamden, Whitney Center Project, Series A,
                      7.75%, 1/1/43                                                           1,010,800
                                                                                          -------------
                      Total Connecticut                                                   $   9,966,889
-------------------------------------------------------------------------------------------------------
                      District of Columbia -- 5.3%
  3,040,000           District of Columbia Tobacco Settlement Financing Corp.,
                      Asset-Backed, 6.5%, 5/15/33                                         $   3,453,227
  6,000,000           District of Columbia Tobacco Settlement Financing Corp.,
                      Asset-Backed, 6.75%, 5/15/40                                            6,337,560
 10,000,000(d)        District of Columbia Tobacco Settlement Financing Corp.,
                      Capital Appreciation, Asset-Backed, Series A, 6/15/46                   1,876,000
  3,975,000           District of Columbia, Deed Tax Housing Product Trust Fund,
                      Series A, 4.25%, 6/1/37 (NATL Insured)                                  4,029,299
                                                                                          -------------
                      Total District of Columbia                                          $  15,696,086
-------------------------------------------------------------------------------------------------------
                      Florida -- 4.7%
  1,500,000           Alachua County Health Facilities Authority, Terraces Bonita
                      Springs Project, Series A, 8.125%, 11/15/41                         $   1,507,545
  1,500,000           Alachua County Health Facilities Authority, Terraces Bonita
                      Springs Project, Series A, 8.125%, 11/15/46                             1,507,320
  5,000,000           County of Miami-Dade, Water & Sewer System Revenue,
                      Series A, 4.0%, 10/1/44                                                 5,519,200
  5,000,000           Florida's Turnpike Enterprise, Department of Transportation,
                      Series A, 4.0%, 7/1/34                                                  5,458,650
                                                                                          -------------
                      Total Florida                                                       $  13,992,715
-------------------------------------------------------------------------------------------------------
                      Georgia -- 3.2%
  2,000,000           Brookhaven Development Authority, 4.0%, 7/1/49                      $   2,221,480
  2,500,000           Clayton County Development Authority, Delta Air Lines,
                      Series A, 8.75%, 6/1/29                                                 2,601,425
  4,000,000           Private Colleges & Universities Authority, Emory University,
                      Series A, 5.0%, 10/1/43                                                 4,500,280
                                                                                          -------------
                      Total Georgia                                                       $   9,323,185
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                      Idaho -- 1.7%
  5,000,000           Power County Industrial Development Corp., FMC Corp.
                      Project, 6.45%, 8/1/32                                              $   5,028,450
                                                                                          -------------
                      Total Idaho                                                         $   5,028,450
-------------------------------------------------------------------------------------------------------
                      Illinois -- 13.8%
  2,087,000(f)        Illinois Finance Authority, Clare Oaks Project, Series B,
                      4.0%, 11/15/52                                                      $     834,800
  1,305,000(d)        Illinois Finance Authority, Clare Oaks Project,
                      Series C-1, 11/15/52                                                       19,575
    261,000           Illinois Finance Authority, Clare Oaks Project, Series C-2,
                      4.0%, 11/15/52                                                              3,915
    261,000           Illinois Finance Authority, Clare Oaks Project, Series C-3,
                      0%, 11/15/52                                                                3,915
  3,865,000(e)        Illinois Finance Authority, Swedish Covenant, Series A,
                      6.0%, 8/15/38                                                           3,919,496
  3,500,000           Illinois Finance Authority, The Admiral at the Lake Project,
                      5.25%, 5/15/42                                                          3,672,865
  4,000,000           Illinois Finance Authority, The Admiral at the Lake Project,
                      5.5%, 5/15/54                                                           4,219,080
  1,700,000(e)        Illinois Finance Authority, The Admiral at the Lake Project,
                      Series A, 7.625%, 5/15/25                                               1,752,513
    600,000(e)        Illinois Finance Authority, The Admiral at the Lake Project,
                      Series A, 7.75%, 5/15/30                                                  620,418
  2,000,000(e)        Illinois Finance Authority, The Admiral at the Lake Project,
                      Series A, 8.0%, 5/15/40                                                 2,070,200
  3,200,000(e)        Illinois Finance Authority, The Admiral at the Lake Project,
                      Series A, 8.0%, 5/15/46                                                 3,312,896
  1,610,000(g)        Metropolitan Pier & Exposition Authority, McCormick Place,
                      5.65%, 6/15/22 (NATL-RE Insured)                                        1,785,828
 13,785,000           Metropolitan Pier & Exposition Authority, McCormick Place,
                      5.65%, 6/15/22 (NATL-RE Insured)                                       15,114,288
  1,000,000           Metropolitan Pier & Exposition Authority, McCormick Place,
                      Series B, 5.0%, 6/15/52 (ST APPROP Insured)                             1,047,320
  1,485,000(g)        Metropolitan Pier & Exposition Authority, McCormick Place,
                      Series B, 5.65%, 6/15/22 (NATL-RE Insured)                              1,705,344
    695,000           Southwestern Illinois Development Authority, Village of
                      Sauget Project, 5.625%, 11/1/26                                           695,014
                                                                                          -------------
                      Total Illinois                                                      $  40,777,467
-------------------------------------------------------------------------------------------------------
                      Indiana -- 1.3%
    250,000           City of Carmel, Barrington Carmel Project, Series A, 7.0%,
                      11/15/32                                                            $       7,500
    750,000           City of Carmel, Barrington Carmel Project, Series A, 7.125%,
                      11/15/42                                                                   22,500
    500,000           City of Carmel, Barrington Carmel Project, Series A, 7.125%,
                      11/15/47                                                                   15,000

The accompanying notes are an integral part of these financial statements.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 17

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                      Indiana -- (continued)
  1,000,000           City of Evansville, Silver Birch Evansville Project, 5.45%,
                      1/1/38                                                              $   1,054,710
  1,500,000           City of Mishawaka, Silver Birch Mishawaka Project,
                      5.375%, 1/1/38 (144A)                                                   1,572,420
  1,000,000           Indiana Finance Authority, Multipurpose Educational
                      Facilities, Avondale Meadows Academy Project,
                      5.375%, 7/1/47                                                          1,043,580
                                                                                          -------------
                      Total Indiana                                                       $   3,715,710
-------------------------------------------------------------------------------------------------------
                      Kentucky -- 1.7%
  5,000,000(e)        Kentucky Economic Development Finance Authority,
                      Owensboro Medical Health System, Series A,
                      6.375%, 6/1/40                                                      $   5,146,750
                                                                                          -------------
                      Total Kentucky                                                      $   5,146,750
-------------------------------------------------------------------------------------------------------
                      Louisiana -- 0.8%
  2,260,000           Jefferson Parish Hospital Service District No. 2, East
                      Jefferson General Hospital, 6.375%, 7/1/41                          $   2,305,223
                                                                                          -------------
                      Total Louisiana                                                     $   2,305,223
-------------------------------------------------------------------------------------------------------
                      Maine -- 2.2%
  1,500,000           Maine Health & Higher Educational Facilities Authority,
                      Maine General Medical Center, 7.5%, 7/1/32                          $   1,621,020
  4,480,000           Maine Turnpike Authority, Series A, 5.0%, 7/1/42                        4,864,787
                                                                                          -------------
                      Total Maine                                                         $   6,485,807
-------------------------------------------------------------------------------------------------------
                      Maryland -- 0.5%
  1,370,000           Maryland Health & Higher Educational Facilities Authority,
                      City Neighbors, Series A, 6.75%, 7/1/44                             $   1,495,972
                                                                                          -------------
                      Total Maryland                                                      $   1,495,972
-------------------------------------------------------------------------------------------------------
                      Massachusetts -- 13.6%
  2,000,000(c)        City of Boston, Series A, 5.0%, 3/1/39                              $   2,528,080
  7,000,000(d)        Massachusetts Bay Transportation Authority,
                      Series A, 7/1/28                                                        5,891,620
  1,550,000           Massachusetts Development Finance Agency, Harvard
                      University, Series A, 5.0%, 7/15/36                                     2,200,488
  5,000,000           Massachusetts Development Finance Agency, Harvard
                      University, Series A, 5.0%, 7/15/40                                     7,266,050
  1,000,000           Massachusetts Development Finance Agency, Partners
                      Healthcare System, 4.0%, 7/1/41                                         1,072,840
  5,000,000           Massachusetts Development Finance Agency, Partner's
                      Healthcare System, Series S-1, 4.0%, 7/1/41                             5,481,800
  7,100,000           Massachusetts Development Finance Agency, WGBH
                      Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)                    10,997,687
    170,000           Massachusetts Educational Financing Authority, Series I,
                      6.0%, 1/1/28                                                              171,289

The accompanying notes are an integral part of these financial statements.

18 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                      Massachusetts -- (continued)
  3,100,000           Massachusetts Health & Educational Facilities Authority,
                      Massachusetts Institute of Technology, Series K,
                      5.5%, 7/1/32                                                        $   4,452,189
                                                                                          -------------
                      Total Massachusetts                                                 $  40,062,043
-------------------------------------------------------------------------------------------------------
                      Michigan -- 3.1%
  2,640,000           Michigan State University, Series A, 5.0%, 8/15/41                  $   2,939,165
  6,100,000           Michigan Tobacco Settlement Finance Authority, Series A,
                      6.0%, 6/1/48                                                            6,145,750
                                                                                          -------------
                      Total Michigan                                                      $   9,084,915
-------------------------------------------------------------------------------------------------------
                      Minnesota -- 4.9%
  1,970,000           Bloomington Port Authority, Radisson Blu Mall of America,
                      9.0%, 12/1/35                                                       $   2,083,570
  1,000,000           City of Ham Lake, DaVinci Academy, Series A, 5.0%, 7/1/47               1,053,410
  1,000,000           City of Rochester, Health Care Facilities, Mayo Clinic,
                      4.0%, 11/15/48                                                          1,111,340
  2,300,000           City of Rochester, Mayo Clinic, Series B, 5.0%, 11/15/35                3,212,272
  6,000,000(c)        State of Minnesota, Series B, 4.0%, 8/1/27                              7,052,940
                                                                                          -------------
                      Total Minnesota                                                     $  14,513,532
-------------------------------------------------------------------------------------------------------
                      Mississippi -- 0.8%
  2,350,000(f)        Mississippi Business Finance Corp., Chevron US.A., Inc.
                      Project, Series C, 1.26%, 12/1/30                                   $   2,350,000
                                                                                          -------------
                      Total Mississippi                                                   $   2,350,000
-------------------------------------------------------------------------------------------------------
                      Montana -- 0.0%+
  1,600,000(h)        Two Rivers Authority, Inc., 7.375%, 11/1/27                         $     119,056
                                                                                          -------------
                      Total Montana                                                       $     119,056
-------------------------------------------------------------------------------------------------------
                      New Hampshire -- 0.4%
  1,000,000           New Hampshire Health & Education Facilities Authority Act,
                      Catholic Medical Centre, 3.75%, 7/1/40                              $   1,066,260
                                                                                          -------------
                      Total New Hampshire                                                 $   1,066,260
-------------------------------------------------------------------------------------------------------
                      New Jersey -- 2.4%
  1,000,000           New Jersey Economic Development Authority, Charter
                      Marion P Thomas, 5.375%, 10/1/50 (144A)                             $   1,052,340
  3,000,000           New Jersey Economic Development Authority, Continental
                      Airlines, 5.25%, 9/15/29                                                3,275,640
  2,500,000           New Jersey Economic Development Authority, Continental
                      Airlines, 5.75%, 9/15/27                                                2,700,825
                                                                                          -------------
                      Total New Jersey                                                    $   7,028,805
-------------------------------------------------------------------------------------------------------
                      New Mexico -- 1.4%
  1,235,000           County of Otero, Otero County Jail Project, 9.0%, 4/1/23            $   1,236,618
  2,960,000(f)        County of Otero, Otero County Jail Project, 9.0%, 4/1/28                2,954,879
                                                                                          -------------
                      Total New Mexico                                                    $   4,191,497
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 19

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                      New York -- 9.7%
  8,000,000           New York State Dormitory Authority, Series A, 4.0%, 7/1/41          $   9,046,560
  2,500,000           New York State Dormitory Authority, Series A, 5.0%, 3/15/41             3,087,225
  7,500,000           New York State Dormitory Authority, Series C, 5.0%, 3/15/39             8,506,125
  1,500,000           New York State Dormitory Authority, Trustees of Columbia
                      University, 5.0%, 10/1/45                                               2,270,340
  3,000,000           New York State Urban Development Corp., 3.0%, 3/15/49                   3,018,060
  2,362,177           Westchester County Healthcare Corp., Series A,
                      5.0%, 11/1/44                                                           2,578,836
                                                                                          -------------
                      Total New York                                                      $  28,507,146
-------------------------------------------------------------------------------------------------------
                      North Carolina -- 2.0%
  4,225,000(f)        Tender Option Bond Trust Receipts/Certificates, RIB, 0%,
                      1/1/38 (144A)                                                       $   5,957,208
                                                                                          -------------
                      Total North Carolina                                                $   5,957,208
-------------------------------------------------------------------------------------------------------
                      North Dakota -- 0.9%
  2,525,000(e)        County of Burleigh, St. Alexius Medical Center,
                      5.0%, 7/1/38                                                        $   2,758,234
                                                                                          -------------
                      Total North Dakota                                                  $   2,758,234
-------------------------------------------------------------------------------------------------------
                      Ohio -- 5.3%
  1,325,000           Buckeye Tobacco Settlement Financing Authority,
                      Asset-Backed, Series A-2, 5.75%, 6/1/34                             $   1,325,000
  2,500,000           Buckeye Tobacco Settlement Financing Authority,
                      Asset-Backed, Series A-2, 5.875%, 6/1/47                                2,518,750
  1,700,000           Buckeye Tobacco Settlement Financing Authority,
                      Asset-Backed, Series A-2, 6.0%, 6/1/42                                  1,717,000
  6,000,000           Buckeye Tobacco Settlement Financing Authority,
                      Asset-Backed, Series A-2, 6.5%, 6/1/47                                  6,180,000
  1,000,000           Ohio Housing Finance Agency, Sanctuary Springboro
                      Project, 5.45%, 1/1/38 (144A)                                           1,026,550
  2,500,000(c)(e)     State of Ohio, Common Schools, Series B, 5.0%, 6/15/29                  2,745,950
                                                                                          -------------
                      Total Ohio                                                          $  15,513,250
-------------------------------------------------------------------------------------------------------
                      Oregon -- 2.3%
  1,000,000           Oregon Health & Science University, Series A, 5.0%, 7/1/42          $   1,193,450
  5,190,000           Oregon Health & Science University, Series E, 5.0%, 7/1/32              5,660,110
                                                                                          -------------
                      Total Oregon                                                        $   6,853,560
-------------------------------------------------------------------------------------------------------
                      Pennsylvania -- 3.3%
  3,000,000           Geisinger Authority, Geisinger Health System, Series A-1,
                      5.0%, 2/15/45                                                       $   3,516,330
  1,280,000(h)        Langhorne Manor Borough Higher Education Authority,
                      Lower Bucks Hospital, 7.35%, 7/1/22                                       422,400
    460,000           Philadelphia Authority for Industrial Development, Greater
                      Philadelphia Health Action, Inc., Project, Series A,
                      6.625%, 6/1/50                                                            488,607

The accompanying notes are an integral part of these financial statements.

20 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                      Pennsylvania -- (continued)
  2,000,000           Philadelphia Authority for Industrial Development, Nueva
                      Esperanze, Inc., 8.2%, 12/1/43                                      $   2,188,920
  1,000,000           Philadelphia Authority for Industrial Development,
                      Performing Arts Charter School Project, 6.5%,
                      6/15/33 (144A)                                                          1,019,860
  2,000,000           Philadelphia Authority for Industrial Development,
                      Performing Arts Charter School Project, 6.75%,
                      6/15/43 (144A)                                                          2,038,300
                                                                                          -------------
                      Total Pennsylvania                                                  $   9,674,417
-------------------------------------------------------------------------------------------------------
                      Puerto Rico -- 1.3%
  6,255,000(c)(h)     Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                 $   3,784,275
                                                                                          -------------
                      Total Puerto Rico                                                   $   3,784,275
-------------------------------------------------------------------------------------------------------
                      Rhode Island -- 2.8%
  5,900,000(h)        Central Falls Detention Facility Corp., 7.25%, 7/15/35              $     931,610
  2,000,000           Rhode Island Health & Educational Building Corp., Brown
                      University, Series A, 4.0%, 9/1/37                                      2,229,120
  1,500,000(e)        Rhode Island Health & Educational Building Corp.,
                      Tockwatten Home Issue, 8.375%, 1/1/46                                   1,630,800
  2,500,000(f)        Tender Option Bond Trust Receipts/Certificates, RIB,
                      0%, 9/1/47 (144A)                                                       3,602,600
                                                                                          -------------
                      Total Rhode Island                                                  $   8,394,130
-------------------------------------------------------------------------------------------------------
                      South Carolina -- 1.1%
  2,850,000           City of Charleston SC Waterworks & Sewer System
                      Revenue, 4.0%, 1/1/49                                               $   3,262,708
                                                                                          -------------
                      Total South Carolina                                                $   3,262,708
-------------------------------------------------------------------------------------------------------
                      Texas -- 8.8%
  1,000,000           Arlington Higher Education Finance Corp., Universal
                      Academy, Series A, 7.0%, 3/1/34                                     $   1,061,670
  2,500,000(e)        Central Texas Regional Mobility Authority, Sub Lien,
                      6.75%, 1/1/41                                                           2,658,550
  1,490,000(c)        County of Harris, Series A, 5.0%, 10/1/26                               1,797,551
  5,000,000(c)        Goose Creek Consolidated Independent School District,
                      Series C, 4.0%, 2/15/26 (PSF-GTD Insured)                               5,542,400
    625,000(f)        Harris County Health Facilities Development Corp., The
                      Methodist Hospital System, Series A-1, 1.35%,
                      12/1/41                                                                   625,000
  3,785,000           North Texas Tollway Authority, Series A, 5.0%, 1/1/35                   4,341,395
  1,500,000(e)        Red River Health Facilities Development Corp., MRC
                      Crestview, Series A, 8.0%, 11/15/41                                     1,704,810
  3,960,000(h)        Sanger Industrial Development Corp., Texas Pellets Project,
                      Series B, 8.0%, 7/1/38                                                  1,029,600
  1,000,000(h)        Tarrant County Cultural Education Facilities Finance Corp.,
                      Mirador Project, Series A, 4.875%, 11/15/48                                   100

The accompanying notes are an integral part of these financial statements.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 21

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                      Texas -- (continued)
  1,000,000(h)        Tarrant County Cultural Education Facilities Finance Corp.,
                      Mirador Project, Series A, 5.0%, 11/15/55                           $         100
  2,000,000(e)        Tarrant County Cultural Education Facilities Finance Corp.,
                      MRC Crestview Project, 8.0%, 11/15/34                                   2,136,440
  2,000,000           Texas Water Development Board, 4.0%, 10/15/44                           2,272,180
  2,500,000(e)        Travis County Health Facilities Development Corp.,
                      Longhorn Village Project, 7.125%, 1/1/46                                2,671,000
                                                                                          -------------
                      Total Texas                                                         $  25,840,796
-------------------------------------------------------------------------------------------------------
                      Utah -- 0.4%
  1,000,000           Salt Lake City Corp., Airport Revenue, Series B,
                      5.0%, 7/1/35                                                        $   1,193,600
                                                                                          -------------
                      Total Utah                                                          $   1,193,600
-------------------------------------------------------------------------------------------------------
                      Virginia -- 8.1%
  2,200,000(c)        County of Arlington, 4.0%, 8/15/35                                  $   2,495,856
  1,415,000(c)        County of Fairfax, Series A, 4.0%, 10/1/33
                      (ST AID WITHHLDG Insured)                                               1,609,449
  5,000,000           University of Virginia, Series A, 5.0%, 4/1/42                          6,067,900
  4,000,000           Upper Occoquan Sewage Authority, 4.0%, 7/1/41                           4,343,480
  5,000,000           Virginia College Building Authority, Series A, 3.0%, 2/1/36             5,151,200
  4,000,000           Virginia Commonwealth Transportation Board, Capital
                      Projects, 3.0%, 5/15/37                                                 4,168,320
                                                                                          -------------
                      Total Virginia                                                      $  23,836,205
-------------------------------------------------------------------------------------------------------
                      Washington -- 10.1%
  3,745,000           City of Seattle, Water System Revenue, 4.0%, 8/1/32                 $   4,260,799
  2,500,000(c)        King County, Issaquah School District No. 411, 4.0%,
                      12/1/31 (SCH BD GTY Insured)                                            2,848,725
 14,315,000(c)(d)     State of Washington, Motor Vehicle Sales Tax, Series C,
                      6/1/22 (NATL Insured)                                                  13,873,669
  3,285,000(f)        Tender Option Bond Trust Receipts/Certificates, RIB, 0%,
                      1/1/45 (144A)                                                           4,610,366
  2,500,000           University of Washington, Series B, 5.0%, 6/1/29                        2,985,475
  1,150,000           Washington State Housing Finance Commission, Mirabella
                      Project, Series A, 6.75%, 10/1/47 (144A)                                1,231,201
                                                                                          -------------
                      Total Washington                                                    $  29,810,235
-------------------------------------------------------------------------------------------------------
                      Wisconsin -- 6.2%
  1,500,000           Public Finance Authority, Gardner Webb University, 5.0%,
                      7/1/31 (144A)                                                       $   1,569,630
  5,000,000           Public Finance Authority, Glenridge Palmer Ranch, Series A,
                      8.25%, 6/1/46 (144A)                                                    5,479,900
    750,000           Public Finance Authority, Roseman University Health
                      Sciences Project, 5.875%, 4/1/45                                          829,846
  1,000,000           Public Finance Authority, SearStone CCRC Project, Series A,
                      5.3%, 6/1/47                                                            1,036,540

The accompanying notes are an integral part of these financial statements.

22 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                      Wisconsin -- (continued)
  1,485,000(e)        Public Finance Authority, SearStone CCRC Project, Series A,
                      8.625%, 6/1/47                                                      $   1,735,430
  5,000,000           Wisconsin Department of Transportation, Series A,
                      5.0%, 7/1/28                                                            5,789,350
  2,000,000           Wisconsin Housing & Economic Development Authority,
                      2.95%, 3/1/42 (FNMA COLL Insured)                                       1,995,400
                                                                                          --------------
                      Total Wisconsin                                                     $  18,436,096
--------------------------------------------------------------------------------------------------------
                      TOTAL TAX EXEMPT OBLIGATIONS
                      (Cost $390,934,006)                                                 $ 411,445,468
--------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 139.4%
                      (Cost $391,049,445)                                                 $ 411,560,907
--------------------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- 2.9%                                $   8,538,260
--------------------------------------------------------------------------------------------------------
                      PREFERRED SHARES AT REDEMPTION VALUE,
                      INCLUDING DIVIDENDS PAYABLE -- (42.3)%                              $(125,000,030)
--------------------------------------------------------------------------------------------------------
                      NET ASSETS APPLICABLE TO COMMON
                      SHAREOWNERS -- 100.0%                                               $ 295,099,137
========================================================================================================

RIB Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at October 31, 2019.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2019, the value of these securities amounted to $35,175,797, or 11.9% of net assets applicable to common shareowners.

+       Amount rounds to less than 0.1%.

(a)     Securities are restricted as to resale.

(b)     Consists of Revenue Bonds unless otherwise indicated.

(c)     Represents a General Obligation Bond.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(f) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at October 31, 2019.

(g)     Escrow to maturity.

(h)     Security is in default.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2019, aggregated $33,875,367 and $36,199,341, respectively.

The accompanying notes are an integral part of these financial statements.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 23

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Trust's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended October 31, 2019, the Trust did not engage in any cross trade activity.

At October 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $390,629,752 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost                                $ 35,462,373
         Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value                                 (14,531,218)
                                                                                  ------------
         Net unrealized appreciation                                              $ 20,931,155
                                                                                  ============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2019, in valuing the Trust's investments:

------------------------------------------------------------------------------------------
                                       Level 1    Level 2         Level 3    Total
------------------------------------------------------------------------------------------
Debtors in Possession Financing        $ --       $    115,439    $ --       $    115,439
Municipal Bonds                          --        411,445,468      --        411,445,468
------------------------------------------------------------------------------------------
 Total Investments in Securities       $ --       $411,560,907    $ --       $411,560,907
==========================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------
                                                                    Tax Exempt Obligations
-------------------------------------------------------------------------------------------
Balance as of 4/30/19                                                          $ 1,433,520
Realized gain (loss)1                                                                   --
Change in unrealized appreciation (depreciation)2                                       --
Accrued discounts/premiums                                                              --
Purchases                                                                               --
Sales                                                                                   --
Transfers in to Level 3*                                                                --
Transfers out of Level 3*                                                       (1,433,520)
-------------------------------------------------------------------------------------------
Balance as of 10/31/19                                                         $        --
===========================================================================================

1     Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended October 31, 2019, an investment having a value of $1,433,520 was transferred out of Level 3 to Level 2, as there were observable inputs available to determine its value. There were no other transfers between Level 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at October 31, 2019:                          $   --
                                                                                ------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

Statement of Assets and Liabilities | 10/31/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $391,049,445)                       $411,560,907
  Cash                                                                                       2,366,038
  Receivables --
     Investment securities sold                                                                148,000
     Interest                                                                                5,988,202
  Other assets                                                                                 151,281
-------------------------------------------------------------------------------------------------------
       Total assets                                                                       $420,214,428
=======================================================================================================
LIABILITIES:
  Payables --
     Trustees' fees                                                                       $      1,394
     Administrative fees                                                                        22,858
     Professional fees                                                                          35,579
     Shareowner communications expense                                                           4,355
     Printing expense                                                                           10,349
     Pricing fees                                                                               13,456
  Due to affiliates
     Management fees                                                                            19,470
     Other due to affiliates                                                                     3,009
  Accrued expenses                                                                               4,791
-------------------------------------------------------------------------------------------------------
       Total liabilities                                                                  $    115,261
=======================================================================================================
Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs:
  $100,000 liquidation value per share applicable to 1,250
     shares, including dividends payable of $30                                           $125,000,030
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                                         $300,996,046
  Distributable earnings (loss)                                                             (5,896,909)
-------------------------------------------------------------------------------------------------------
       Net assets applicable to common shareowners                                        $295,099,137
=======================================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value
     Based on $295,099,137/22,771,349 common shares                                       $      12.96
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 25

Statement of Operations (unaudited)

For the Six Months Ended 10/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $9,718,329
---------------------------------------------------------------------------------------------------
     Total investment income                                                           $ 9,718,329
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $1,267,341
  Administrative expense                                                 100,581
  Transfer agent fees                                                      4,038
  Distribution fees
  Shareowner communications expense                                        6,937
  Custodian fees                                                           2,945
  Registration fees                                                        7,341
  Professional fees                                                       82,776
  Printing expense                                                        14,142
  Pricing fees                                                             7,329
  Trustees' fees                                                           8,525
  Insurance expense                                                          314
  Miscellaneous                                                           19,427
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 1,521,696
---------------------------------------------------------------------------------------------------
       Net investment income                                                           $ 8,196,633
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $  725,176
     Class action                                                        693,200       $ 1,418,376
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               6,082,847
---------------------------------------------------------------------------------------------------
       Net realized and unrealized gain (loss) on investments                          $ 7,501,223
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS:                                                $(1,712,750)
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $13,985,106
===================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended              Year
                                                                       10/31/19           Ended
                                                                       (unaudited)        4/30/19
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                           $  8,196,633       $ 16,757,405
Net realized gain (loss) on investments                                   1,418,376           (897,412)
Change in net unrealized appreciation (depreciation)
  on investments                                                          6,082,847          5,306,914
Distributions to preferred shareowners                                   (1,712,750)        (3,471,575)
-------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations              $ 13,985,106       $ 17,695,332
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
($0.30 and $0.63 per share, respectively)                              $ (6,831,405)      $(14,345,950)
-------------------------------------------------------------------------------------------------------
       Total distributions to common shareowners                       $ (6,831,405)      $(14,345,950)
-------------------------------------------------------------------------------------------------------
     Net increase in net assets applicable to common
       shareowners                                                     $  7,153,701       $  3,349,382
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                                    $287,945,436       $284,596,054
-------------------------------------------------------------------------------------------------------
End of period                                                          $295,099,137       $287,945,436
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year       Year      Year       Year        Year
                                                             10/31/19        Ended      Ended     Ended      Ended       Ended
                                                             (unaudited)     4/30/19    4/30/18   4/30/17*   4/30/16*    4/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                         $  12.65        $  12.50   $  12.72  $  13.49   $  13.31    $  13.33
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income (loss)                               $   0.36        $   0.74   $   0.78  $   0.73   $   0.83    $   0.91
  Net realized and unrealized gain (loss) on investments         0.33            0.19      (0.29)    (0.76)      0.20        0.16
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
  Net investment income                                      $  (0.08)       $  (0.15)  $  (0.09) $  (0.05)  $  (0.01)   $  (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.61        $   0.78   $   0.40  $  (0.08)  $   1.02    $   1.06
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
  Net investment income and previously undistributed
    net investment income                                    $  (0.30)       $  (0.63)  $  (0.62) $  (0.69)  $  (0.84)** $  (1.08)**
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.31        $   0.15   $  (0.22) $  (0.77)  $   0.18    $  (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.96        $  12.65   $  12.50  $  12.72   $  13.49    $  13.31
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                  $  12.13        $  11.91   $  11.25  $  11.75   $  14.07    $  14.75
====================================================================================================================================
Total return at net asset value (b)                              4.95%(c)(d)     6.93%      3.53%    (0.45)%     8.12%       7.76%
Total return at market value (b)                                 4.34%(c)       11.86%      0.87%   (11.83)%     1.75%       6.84%
Ratios to average net assets of common shareowners:
  Total expenses (e)                                             1.03%(f)        1.03%      1.01%     1.00%      1.05%       1.03%
  Net investment income before preferred share distributions     5.52%(f)        5.92%      6.14%     5.54%      6.24%       6.73%
  Preferred share distributions                                  1.15%(f)       (1.23)%     0.71%     0.38%      0.10%       0.04%
  Net investment income available to common shareowners          4.37%(f)        4.69%      5.44%     5.16%      6.14%       6.69%
Portfolio turnover rate                                             8%             16%        20%       19%         9%         14%
Net assets of common shareowners, end of period
  (in thousands)                                             $295,099        $287,945   $284,596  $289,741   $307,027    $302,718

The accompanying notes are an integral part of these financial statements.

28 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year       Year      Year       Year        Year
                                                             10/31/19        Ended      Ended     Ended      Ended       Ended
                                                             (unaudited)     4/30/19    4/30/18   4/30/17*   4/30/16*    4/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands) (g)(h)           $125,000        $125,000   $125,000  $101,000   $101,000    $101,000
Asset coverage per preferred share, end of period            $336,079        $330,370   $327,672  $ 96,723   $100,998    $ 99,930
Average market value per preferred share (i)                 $100,000        $100,000   $100,000  $ 25,000   $ 25,000    $ 25,000
Liquidation value, including dividends payable, per
  preferred share                                            $100,000        $100,014   $ 99,996  $ 25,006   $ 25,001    $ 25,000
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the year.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)   Not annualized.

(d) If the Trust had not recognized gains in settlement of class action lawsuits during the period ended October 31, 2019, the total return would have been 4.71%.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f)   Annualized.

(g) Prior to February 9, 2018 there were 4,040 Auction Preferred Shares ("APS") outstanding with a liquidation preference of $25,000 per share. The Trust redeemed all 2,000 outstanding Series A APS on February 14, 2018 and all 2,040 outstanding Series B APS on February 15, 2018.

(h) The Trust issued 1,250 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 9, 2018.

(i)   Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 29

Notes to Financial Statements | 10/31/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Trust (the "Trust") was organized as a Delaware statutory trust on March 13, 2003. Prior to commencing operations on July 21, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax, and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

30 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

      At October 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 31

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

32 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2019 was as follows:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributions paid from:
      Tax Exempt Distributions                                      $17,250,950
      Ordinary income                                                   566,575
      --------------------------------------------------------------------------
          Total                                                     $17,817,525
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $     81,413
      Capital loss carryforward                                     (30,069,946)
      Other book/tax temporary differences                            1,650,639
      Undistributed tax-exempt income                                   858,669
      Unrealized appreciation                                        14,428,615
      --------------------------------------------------------------------------
          Total                                                    $(13,050,610)
      ==========================================================================

      The difference between book-basis and tax-basis unrealized appreciation/depreciation is primarily attributable to the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

D.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company ("AST"), the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 33

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

E.    Risks

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

34 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

      The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Trust invests significantly in a single state, including Illinois, Massachusetts, New York, Texas and Washington, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Trust will be more susceptible to associated risks and developments.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 35 the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended October 31, 2019, the net management fee was 0.60% (annualized) of the Trust's average daily managed assets, which was equivalent to 0.85% (annualized) of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,479 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2019.

3. Transfer Agent

AST serves as the transfer agent with respect to the Trust's common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

36 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

4. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended October 31, 2019 and year ended April 30, 2019 were as follows:

--------------------------------------------------------------------------------
                                                       10/31/19         4/30/19
--------------------------------------------------------------------------------
Shares outstanding at beginning of period            22,771,349      22,771,349
Reinvestment of distributions                                --              --
--------------------------------------------------------------------------------
Shares outstanding at end of period                  22,771,349      22,771,349
================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest.

As of October 31, 2019, the Trust has outstanding 1,250 Variable Rate MuniFund Term Preferred Shares Series 2021 ("Series 2021 VMTP Shares or "VMTP Shares"). The Trust issued the VMTP Shares on February 9, 2018. See Note 5 for additional information.

Prior to February 9, 2018, the Trust had outstanding 2,000 Series A APS and 2,040 Series B APS. The Trust mailed a notice of redemption and deposited funds sufficient to redeem the APS with the auction agent on February 9, 2018. The Trust redeemed all outstanding Series A APS and Series B APS on February 14, 2018 and February 15, 2018, respectively.

5. Variable Rate MuniFund Term Preferred Shares

The Trust has 1,250 shares issued and outstanding of Series 2021 VMTP Shares, with a liquidation preference of $100,000 per share. VMTP Shares are issued via private placement and are not publicly available.

The Trust is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Trust. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Trust, at the redemption price per share. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Trust may be obligated to redeem a certain amount of the VMTP Shares if it fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date for the Trust's Series 2021 VMTP Shares is August 2, 2021.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 37

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of "Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are declared daily. The dividend rate for the VMTP Shares is determined weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs" on the Statement of Assets and Liabilities. For the six months ended October 31, 2019, the Series 2021 VMTP Shares paid an average dividend rate of 2.75%.

Costs incurred in connection with the Trust's offering of VMTP Shares were recorded as a deferred charge, which is being amortized over the life of the shares and is recognized as a component of "Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.

Transactions in the Series 2021 VMTP Shares during the Trust's current and prior reporting periods were as follows:

----------------------------------------------------------------------------------------------
                                      Six Months Ended 10/31/19           Year Ended 4/30/19
                                       Shares            Amount          Shares        Amount
----------------------------------------------------------------------------------------------
VMTP Shares at the
  beginning of the period              1,250       $125,000,000          1,250   $125,000,000
VMTP Shares exchanged                     --                 --             --             --
----------------------------------------------------------------------------------------------
Net VMTP Shares at the
  end of the period                    1,250       $125,000,000          1,250   $125,000,000
==============================================================================================

6. Subsequent Events

A monthly dividend was declared on November 5, 2019 from undistributed and accumulated net investment income of $0.0450 per common share payable November 29, 2019, to common shareowners of record on November 19, 2019.

Subsequent to October 31, 2019, dividends declared and paid on VMTP Shares totaled $241,609 through November 25, 2019.

38 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Municipal High Income Trust (the "Trust") pursuant to an investment management agreement between APAM and the Trust. In order for APAM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment management agreement for the Trust.

The contract review process began in January 2019 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust's portfolio managers in the Trust. In July 2019, the Trustees, among other things, reviewed the Trust's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Trust and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 39 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed APAM's investment approach for the Trust and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Trust, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Trust were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Trust's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Trust's benchmark index. They also discuss the Trust's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

40 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Trust and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment management agreement with the Trust, APAM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Trust.

The Trustees concluded that the management fee payable by the Trust to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 41

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Trust, including the methodology used by APAM in allocating certain of its costs to the management of the Trust. The Trustees also considered APAM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which APAM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to APAM and its affiliates from the use of "soft" commission dollars generated by the Trust to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Trust, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the

42 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

Trust receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Trust were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

           Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19 43

Trustees, Officers and Service Providers

Trustees                                Officers
Thomas J. Perna, Chairman               Lisa M. Jones, President and
John E. Baumgardner, Jr.                  Chief Executive Officer
Benjamin M. Friedman                    Mark E. Bradley, Treasurer and
Margaret B.W. Graham                      Chief Financial and
Lisa M. Jones                             Accounting Officer
Lorraine H. Monchak                     Christopher J. Kelley, Secretary and
Marguerite A. Piret                       Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

44 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                  1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                  Write to

General inquiries, lost dividend checks,             American Stock
change of address, lost stock certificates,          Transfer & Trust
stock transfer                                       Operations Center
                                                     6201 15th Ave.
                                                     Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                    American Stock
                                                     Transfer & Trust
                                                     Wall Street Station
                                                     P.O. Box 922
                                                     New York, NY 10269-0560

Website                                              www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19442-13-1219


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Other Fees
N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 27, 2019

* Print the name and title of each signing officer under his or her signature.